                                 [BOX GRAPHIC]

                         INSTITUTIONAL SELECT(R) FUNDS



                         Prospectus - February 28, 2003

                           As Amended October 1, 2003


                                                INSTITUTIONAL
                                                SELECT
                                                S&P 500 Fund

                                                INSTITUTIONAL
                                                SELECT
                                                Large-Cap Value Index Fund

                                                INSTITUTIONAL
                                                SELECT
                                                Small-Cap Value Index Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                 [BOX GRAPHIC]

ABOUT

Institutional Select(R) Funds

ABOUT  THE  FUNDS

Institutional Select S&P 500 Fund               4

Institutional Select Large-Cap Value            8
Index Fund

Institutional Select Small-Cap Value           12
Index Fund

Fund Management                                16


INVESTING  IN  THE  FUNDS


Buying Shares                                  18

Selling/Exchanging Shares                      19

Transaction Policies                           20

Distributions and Taxes                        20

THE FUNDS

The funds in this prospectus use INDEXING STRATEGIES. Each fund seeks HIGH TOTAL RETURN by tracking the performance of a different stock market index, as described on the following pages.

Because the composition of an index tends to be comparatively stable, index funds historically have shown LOW PORTFOLIO TURNOVER compared to actively managed funds.

Like most stock investments, the funds are intended for LONGER-TERM INVESTORS. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

                                 [BOX GRAPHIC]

INSTITUTIONAL  SELECT (R)                       S&P 500 Fund
                                                TICKER SYMBOL : ISLCX

                                                GOAL -- The fund seeks high
                                                total return by tracking the
                                                performance of the S&P 500(R)
                                                Index.

                                      INDEX

THE S&P 500 INDEX includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in proportion to its total market value.

                                    STRATEGY

To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher.The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts and lend its securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

LARGE-CAP STOCKS - Although the 500 companies in the index constitute only about 9% of all the publicly traded companies in the United States, they represent approximately 80% of the total value of the U.S. stock market. (All figures are as of 12/31/02.) For this reason, the index is widely used as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.

S&P 500 FUND
4

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE-CAP PORTION OF THE U.S. STOCK MARKET, AS MEASURED BY THE INDEX. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks. As a result, whenever these stocks underperform mid- or small-cap stocks, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag those investments.

OTHER MAIN RISK FACTORS - Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund may use to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

INDEX OWNERSHIP - "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Institutional Select(R) S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

More complete information may be found in the Statement of Additional Information (see back cover).

                                                                    S&P 500 FUND

                                  PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes.All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

00                                                   (9.20)
01                                                  (12.05)
02                                                  (22.10)

Best quarter: 10.55% Q4 2001
Worst quarter: (17.22)% Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02

                                                  SINCE
                               1 YEAR         INCEPTION
--------------------------------------------------------
Fund
    Before taxes               (22.10)         (7.98) 1

    After taxes on             (22.61)         (8.45) 1
    distributions

    After taxes on
    distributions
    and sale of shares         (13.56)         (6.40) 1

S&P 500(R) Index               (22.10)         (7.88) 2

1  Inception: 2/1/99.
2  From 2/1/99.

                             FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor."Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

                                 FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)

Redemption fee, charged only on shares you
sell 180 days or less after buying them and paid
directly to the fund.                                       0.75

ANNUAL OPERATING EXPENSES

(% of average net assets)
Management fees                                             0.18
Distribution (12b-1) fees                                   None
Other expenses                                              0.19
----------------------------------------------------------------
Total annual operating expenses                             0.37

EXPENSE REDUCTION                                          (0.22)
                                                           -----
NET OPERATING EXPENSES*                                     0.15
                                                           =====

* Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes and certain non-routine expenses).

                        EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR          3 YEARS        5 YEARS          10 YEARS
 $ 15             $ 53           $142              $404

S&P 500 FUND
6

                                 [BOX GRAPHIC]

                              FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share."Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                11/1/01-     11/1/00-      11/1/99-     2/1/99 1-
                                                10/31/02     10/31/01      10/31/00     10/31/99
--------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value at beginning of period            8.36         11.26         10.74         10.00
Income or loss from investment operations:
 Net investment income                            0.12          0.12          0.11          0.07
 Net realized and unrealized gains or losses     (1.37)        (2.91)         0.52          0.67
                                                 -----------------------------------------------
 Total income or loss from investment operations (1.25)        (2.79)         0.63          0.74
Less distributions:
 Dividends from net investment income            (0.11)        (0.11)        (0.09)           --
 Distributions from net realized gains              --            --         (0.02)           --
                                                 -----------------------------------------------
 Total distributions                             (0.11)        (0.11)        (0.11)           --
Net asset value at end of period                  7.00          8.36         11.26         10.74
                                                 -----------------------------------------------
Total return (%)                                (15.18)       (24.95)         5.86         7.40 2

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of net operating expenses to                0.15          0.15          0.15 4       0.13 3
average net assets
Expense reductions reflected in above             0.22          0.22          0.22         0.42 3
ratio
Ratio of net investment income to                 1.38          1.14          1.06         1.37 3
average net assets
Portfolio turnover rate                             12            13             6             1
Net assets, end of period ($ x 1,000,000)          203           261           382           238

1  Commencement of operations.
2  Not annualized.
3  Annualized.
4 Would have been 0.16% if certain non-routine expenses (proxy fees) had been included.

                                 [BOX GRAPHIC]

INSTITUTIONAL SELECT (R)                        Large-Cap Value Index Fund
                                                TICKER SYMBOL: ISLVX

                                                GOAL -- The fund seeks high
                                                total return by tracking the
                                                performance of the S&P 500/Barra
                                                Value Index.

                                      INDEX

THE S&P 500/BARRA VALUE INDEX includes those stocks from the S&P 500(R)
Index that are identified as value stocks. Standard & Poor's and Barra, Inc. determine which stocks are listed in the index, generally choosing those with the highest ratios of book value to market price. Each stock is represented in proportion to its total market value.

                                    STRATEGY

To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

VALUE INVESTING - Value investing is based on the concept that over time, investors will come to recognize the true worth of undervalued stocks, and their prices will rise. In addition, value investing has the potential for lower volatility, because value stocks in theory are already trading at relatively low prices.

THE S&P 500/BARRA VALUE INDEX currently contains 352 stocks representing approximately 50% of the total market value of the S&P 500. The index is rebalanced at least twice a year, with some stocks being dropped from the index and others, newly considered to be value stocks, being added. (All figures as of 12/31/02.)

LARGE-CAP VALUE INDEX FUND
8

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE-CAP VALUE PORTION OF THE U.S. STOCK MARKET, AS MEASURED BY THE INDEX. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Although the S&P 500/Barra Value Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap value stocks. As a result, whenever these stocks underperform large-cap growth stocks, or mid- or small-cap stocks of any type, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap value stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag those investments.

OTHER MAIN RISK FACTORS - Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund may use to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

INDEX OWNERSHIP - "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500" and "S&P 500/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Institutional Select(R) Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

More complete information may be found in the Statement of Additional Information (see back cover).

                                                      LARGE-CAP VALUE INDEX FUND

                                   PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes.All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

00                                            5.94
01                                          (11.90)
02                                          (20.69)

Best quarter: 9.71% Q4 2002
Worst quarter: (20.29)% Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02

                                                SINCE
                                1 YEAR      INCEPTION
-----------------------------------------------------
Fund
    Before taxes               (20.69)     (5.09) 1

    After taxes on             (21.45)     (6.31) 1
    distributions

    After taxes on
    distributions
    and sale of shares         (12.70)     (4.42) 1

S&P 500/Barra Value Index      (20.85)     (4.97) 2

1  Inception: 2/1/99.
2  From 2/1/99.

                             FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor."Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

                                  FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)

Redemption fee, charged only on shares you sell 180 days or less
after buying them and paid directly to the fund.                        0.75

ANNUAL OPERATING EXPENSES

(% of average net assets)
Management fees                                                         0.20
Distribution (12b-1) fees                                               None
Other expenses                                                          0.27
----------------------------------------------------------------------------
Total annual operating expenses                                         0.47

EXPENSE REDUCTION                                                      (0.22)
                                                                       -----
NET OPERATING EXPENSES*                                                 0.25
                                                                       =====

* Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes and certain non-routine expenses).

                        EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR       3 YEARS       5 YEARS       10 YEARS
  $26          $85           $198          $528

LARGE-CAP VALUE INDEX FUND
10

                              FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share."Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                11/1/01-    11/1/00-     11/1/99-      2/1/99 1-
                                                10/31/02    10/31/01     10/31/00      10/31/99
------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value at beginning of period            8.92        11.44        10.68         10.00
Income or loss from investment operations:
 Net investment income                            0.18         0.14         0.15          0.09
 Net realized and unrealized gains or losses     (1.49)       (2.19)        0.84          0.59
                                                 -----------------------------------------------
 Total income or loss from investment operations (1.31)       (2.05)        0.99          0.68
Less distributions:
 Dividends from net investment income            (0.15)       (0.15)       (0.11)           --
 Distributions from net realized gains           (0.32)       (0.32)       (0.12)           --
                                                 -----------------------------------------------
 Total distributions                             (0.47)       (0.47)       (0.23)           --
Net asset value at end of period                  7.14         8.92        11.44         10.68
------------------------------------------------------------------------------------------------
Total return (%)                                (15.65)      (18.53)        9.48         6.80 2

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of net operating expenses to                0.25 5       0.25         0.25 4       0.21 3
average net assets
Expense reductions reflected in above             0.22         0.20         0.25         0.49 3
ratio
Ratio of net investment income to                 1.72         1.47         1.64         1.62 3
average net assets
Portfolio turnover rate                             26           47           27            19
Net assets, end of period ($ x 1,000,000)           70          128          129            71

1  Commencement of operations.
2  Not annualized.
3  Annualized.
4 Would have been 0.26% if certain non-routine expenses (proxy fees) had been included.
5 Would have been 0.26% if certain non-routine expenses (interest expense) had been included.

                                 [BOX GRAPHIC]

INSTITUTIONAL SELECT (R)            Small-Cap Value Index Fund
                                    TICKER SYMBOL: ISSVX

                                    GOAL -- The fund seeks high total return by tracking the performance of the S&P SmallCap
                                    600/Barra Value Index.

                                     INDEX

THE S&P SMALLCAP 600/BARRA VALUE INDEX includes those stocks from the S&P SmallCap 600 Index that are identified as value stocks. Standard & Poor's and Barra, Inc. determine which stocks are listed in the index, generally choosing those with the highest ratios of book value to market price. Each stock is represented in proportion to its total market value.

                                    STRATEGY

To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher.The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index.This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

VALUE INVESTING - Value investing is based on the concept that over time, investors will come to recognize the true worth of undervalued stocks, and their prices will rise. In addition, value investing has the potential for lower volatility, because value stocks, in theory, are already trading at relatively low prices.

THE S&P SMALLCAP 600/BARRA VALUE INDEX currently contains 390 stocks representing approximately 50% of the total market value of the S&P SmallCap
600. The index is rebalanced at least twice a year, with some stocks being dropped from the index and others, newly considered to be value stocks, being added. (All figures as of 12/31/02.)

SMALL-CAP VALUE INDEX FUND
12

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE SMALL-CAP VALUE PORTION OF THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN RISKIER THAN LARGE- AND MID-CAP STOCKS. Small-cap stock prices may be based largely on future expectations rather than current achievements, and may move sharply, especially during volatile markets. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.Although the S&P SmallCap 600/Barra Value Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of small-cap value stocks. As a result, whenever these stocks underperform small-cap growth stocks, or mid- or large-cap stocks of any type, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever small-cap value stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag those investments.

OTHER MAIN RISK FACTORS - Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.

For example, futures contracts, which the fund may use to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

INDEX OWNERSHIP - "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500" and "S&P SmallCap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Institutional Select(R) Small-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

More complete information may be found in the Statement of Additional Information (see back cover).

                                                      SMALL-CAP VALUE INDEX FUND

                                  PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

00                                            20.86
01                                            12.99
02                                           (14.32)

Best quarter: 20.97% Q4 2001
Worst quarter: (22.33)% Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02


                                              SINCE
                              1 YEAR      INCEPTION
---------------------------------------------------
Fund
    Before taxes              (14.32)       5.16 1
    After taxes on            (14.67)       3.02 1
    distributions
    After taxes on
    distributions
    and sale of shares         (8.79)       3.25 1
S&P SmallCap 600/Barra
Value Index                   (14.47)       5.19 2

1  Inception: 2/1/99.
2  From 2/1/99.

                             FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor."Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

                                 FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)

Redemption fee, charged only on shares you
sell 180 days or less after buying them and paid
directly to the fund                               0.75

ANNUAL OPERATING EXPENSES

(% of average net assets)
Management fees                                    0.25
Distribution (12b-1) fees                          None
Other expenses                                     0.35
-------------------------------------------------------
Total annual operating expenses                    0.60

EXPENSE REDUCTION                                 (0.28)
                                                  -----
NET OPERATING EXPENSES*                            0.32
                                                  =====

* Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes and certain non- routine expenses).

                        EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR           3 YEARS        5 YEARS       10 YEARS
  $33             $109           $252           $671

SMALL-CAP VALUE INDEX FUND
14

                                 [BOX GRAPHIC]

                              FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share."Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                   11/1/01-      11/1/00-     11/1/99-     2/1/99 1-
                                                   10/31/02      10/31/01     10/31/00     10/31/99
-----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value at beginning of period               10.82         11.23        9.89         10.00
Income or loss from investment operations:
 Net investment income                                0.10          0.09        0.09          0.07
 Net realized and unrealized gains or losses         (0.32)         0.32        1.74         (0.18)
                                                     ----------------------------------------------
 Total income or loss from investment operations     (0.22)         0.41        1.83         (0.11)
Less distributions:
 Dividends from net investment income                (0.10)        (0.08)      (0.09)           --
 Distributions from net realized gains               (1.00)        (0.74)      (0.40)           --
                                                     ----------------------------------------------
 Total distributions                                 (1.10)        (0.82)      (0.49)           --
Net asset value at end of period                      9.50         10.82       11.23          9.89
--------------------------------------------------------------------------------------------------
Total return (%)                                     (3.32)         4.14       19.42       (1.10) 2

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of net operating expenses to                    0.32 5        0.32        0.27 4       0.00 3
average net assets
Expense reductions reflected in above                 0.28          0.29        0.38         0.98 3
ratio
Ratio of net investment income to                     0.81          0.87        0.94         1.25 3
average net assets
Portfolio turnover rate                                 56            69          71            38
Net assets, end of period ($ x 1,000,000)               37            47          39            32

1  Commencement of operations
2  Not annualized.
3  Annualized.
4 Would have been 0.28% if certain non-routine expenses (proxy fees) had been included.
5 Would have been 0.33% if certain non-routine expenses (interest expense) had been included.

FUND MANAGEMENT

THE INVESTMENT ADVISER for the Institutional Select(R) Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for 45 mutual funds, including 9 equity index funds. The firm manages assets for more than 6.4 million shareholder accounts. (All figures on this page are as of 10/31/02.)

As the investment adviser, the firm oversees the asset management and administration of the Institutional Select Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/02, these fees were 0.01% for the Institutional Select S&P 500 Fund, 0.01% for the Institutional Select Large-Cap Value Index Fund, and 0.01% for the Institutional Select Small-Cap Value Index Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

GERI HOM, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management of, and has overall responsibility for, each of the funds. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a director and portfolio manager, is responsible for the day-to-day management of the Large-Cap and Small-Cap Value Index Funds. Prior to joining the firm in November 1998, he worked for 20 years in equity index management, most recently at Wilshire Associates, Inc.


16  FUND MANAGEMENT

                             INVESTING IN THE FUNDS

The following pages tell how to BUY, SELL AND EXCHANGE shares in these funds.

There is also information on INVESTMENT MINIMUMS, distribution options and taxes.

Your INVESTMENT MANAGER can help you make decisions about your investment and can work with you to ANSWER QUESTIONS you may have about investing in the funds.

If you don't have an investment manager, please call 1-800-435-4000.

                                 BUYING SHARES

Shares of the funds may be purchased through certain third-party investment providers, such as investment managers, financial institutions and workplace retirement plans. For a higher minimum investment, shares also may be purchased through a Schwab account.

If you are investing through a third-party investment provider, some of the instructions, minimums and policies described below may be different. Some investment providers may charge transaction or other fees. Contact your investment manager or other investment provider for more information.

                                     STEP 1

CHOOSE A FUND AND DECIDE HOW MUCH YOU WANT TO INVEST. The investment minimums for these funds depend on whether the account is being held by an investment manager or directly by another type of investor, such as an individual.

                 MINIMUM INVESTMENT FOR EACH FUND

Investment manager
initial investment:     $2,500 per client account, and
                        $250,000 for aggregate client accounts in S&P 500 Fund

                        $100,000 for aggregate client accounts in Large-Cap and Small-Cap Value Index Funds
                        (waived until further notice)

Investment manager
additional investment:  $100 per client account


Other investors:        $250,000 initial in S&P 500 Fund; $3,000,000 initial in
                        Large-Cap and Small-Cap Value
                        $100 additional


                                     STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                  FEATURES
Reinvestment            All dividend and capital gain distributions are invested
                        automatically in shares of your fund

Cash/reinvestment       You receive payment for dividends, while any capital
                        gain distributions are invested in shares of your fund

Cash You receive payment for all dividends and capital gain distributions

                                     STEP 3

PLACE YOUR ORDER USING ANY OF THE METHODS DESCRIBED AT RIGHT. Make checks payable to Charles Schwab & Co., Inc. Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.

INVESTING IN THE FUNDS
18

                           SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a fund.

When selling or exchanging shares, please be aware of the following policies:

-  A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- As indicated in each fund's fee table, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that occurs 180 days or less after purchasing them; in attempting to minimize this fee, a fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) as well as variable NAV funds and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

                           METHODS FOR PLACING ORDERS

If you are investing through an investment manager, contact your manager directly or the Schwab Signature Services Alliance team at 1-800-515-2157. If you do not have an investment manager, call 1-800-435-4000 for instructions. (1-800-345-2550 for TDD users.)

You are automatically entitled to initiate transactions by telephone. The funds and Schwab employ procedures to confirm the authenticity of telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following telephone instructions that they reasonably believe to be genuine.

                               WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-  Your name.

- Your account number (for SchwabLink(R) transactions, investment managers must include the master account and subaccount numbers).

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares via fax, be sure to include the signature of at least one of the persons who is authorized to trade (either an account holder or authorized investment manager).

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

-  When selling shares, how you would like to receive the proceeds.

- Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

                                                          INVESTING IN THE FUNDS

                              TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing portfolio securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

The funds and Schwab reserve certain rights, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities.

-  To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-  To withdraw or suspend any part of the offering made by this prospectus.

-  To revise the redemption fee criteria.

- To waive its early redemption fee in certain instances, including when it determines that such a waiver is in the best interests of the fund and its shareholders.

                             DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is dif-

INVESTING IN THE FUNDS
20
ferent, you should consult with your tax advisor about the tax implications of your investment in a fund.You can also visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Shareholders also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the amount of the distribution is subtracted from the share price.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

                                                          INVESTING IN THE FUNDS

Notes


22  NOTES

                                                                       NOTES  23

                                 [BOX GRAPHIC]

                                  TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference.You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments.The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R).You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

INSTITUTIONAL SELECT (R) FUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov

SEC FILE NUMBER
Institutional Select Funds  811-7704

                         INSTITUTIONAL SELECT(R) FUNDS

                         Prospectus - February 28, 2003

                           As Amended October 1, 2003


                                 [BOX GRAPHIC]



REG13643FLD-06